EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" in the Amendment No. 3 to Form S-3 on Form S-1 Registration Statement (No. 333-37962) pertaining to eGlobe, Inc. and to the inclusion therein of our report dated November 4, 1999, with respect to the financial statements of Oasis Reservations Services, Inc. as of May 31, 1999 and for the year then ended.





                                     /s/ Berkowitz Dick
                                        -------------------------------------
                                        Pollack & Brant LLP






Miami, Florida
October 11, 2000